UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

       Date of Report (Date of Earliest Event Reported): November 13, 2004

                         CHINA EDUCATION ALLIANCE, INC.

                              f/k/a ABC REALTY CO.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)
                                 North Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                   333-101167
                                   ----------
                            (Commission File Number)

                                   56-2012361
                                   ----------
                 (I.R.S.  Employer  Identification  No.)

          80 Heng Shan Rd., Kun Lun Shopping Mall, Harbin 150090, China
          -------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                               (86)86451-82335794
                                -----------------
              (Registrant's Telephone Number, Including Area Code)


     This Current Report on Form 8-K is filed by China Education Alliance, Inc., a North Carolina corporation f/k/a ABC Realty Co. (the "Registrant"), in connection with the items set forth below.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

       On September 15, 2004, ABC Realty Co., a North Carolina corporation and predecessor of the Registrant ("ABC Realty"), executed a Plan of Exchange (the "Agreement"), among ABC Realty, Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si, a corporation organized and existing under the laws of the Peoples' Republic of China ("Zelda"), and Duane C. Bennett, Chairman of ABC Realty ("Bennett"). An executed copy of the Agreement is attached hereto as Exhibit 10.1.

     On November 17, 2004, pursuant to the Agreement, ABC Realty changed its name to China Education Alliance, Inc. and increased its authorized shares of common stock from 50,000,000 to 150,000,000 by filing Articles of Amendment with the Secretary of State of the State of North Carolina. In addition, on November 23, 2004, the NASDAQ awarded the new trading symbol of "CEDA" to China Education Alliance, Inc.

Closing  of  the  Plan  of  Exchange.
-------------------------------------

      Pursuant to and at the closing of the Agreement, which occurred on December 13, 2004, the Registrant authorized Florida Atlantic Stock Transfer, Inc., its transfer agent, to issue to the shareholders of Zelda (the "Zelda Shareholders"), 55,000,000 shares of common stock of the Registrant, or 95% of Registrant's then outstanding common stock, in exchange for all of the shares of capital stock of Zelda owned by the Zelda Shareholders. Also, on such date, an opinion of securities counsel to the Registrant was delivered to the transfer agent with respect to the compliance of the issuance with the Securities Act of 1933, as amended. Upon completion of the physical exchange of the share certificates, Zelda will become a wholly-owned subsidiary of the Registrant.

     As previously reported, the Agreement contemplated that the exchange transaction would not immediately be consummated, but would close in escrow pursuant to an Escrow Agreement dated September 15, 2004 (the "Escrow Agreement"). The Escrow Agreement provided that the exchange transaction would be consummated when and if (i) all necessary filings were made with the Securities and Exchange Commission and other state regulatory authorities to effect the exchange transaction, (ii) ABC Realty effected a change of its name from "ABC Realty Co." to "China Education Alliance, Inc.", and (iii) ABC Realty effected a change of its ticker symbol to such new ticker symbol as the NASDAQ may designate. All of these conditions to closing have been met, and the Registrant, Zelda, the Zelda Shareholders and Bennett declared the exchange transaction consummated on December 13, 2004.

        The consummation of the exchange transaction has had several additional consequences. Bennett filled five vacancies on the Board of Directors with designees of Zelda and then he resigned. The names and positions of these individuals are: Mr. Xiqun Yu, Chairman of the Board of Directors, President and Chief Executive Officer; Mr. Chunqing Wang, Vice Chairman of the Board of Directors and Chief Financial Officer; Mr. Yuhong Yang, Director and Vice President; Mr. Yanzhi Liu, Director; and Mr. Yuzhong Wu, Director. A short biography of each of the new directors follows in the next paragraph. In addition, C&C Properties, Inc., a company controlled by Bennett, received the last of its payments of cash and notes totaling $400,000 in exchange for tendering its 11,000,000 shares of common stock of the Registrant for cancellation.

Background  of  the New Directors.
----------------------------------

     Mr. Xiqun Yu - Chairman of the Board, President and Chief Executive Officer. He is 38 years old. Mr. Yu has over 16 years of experience in senior management with several Northern China based enterprises. He was responsible for marketing, strategic planning and designing for many of these corporations. In addition to his posts in Zelda, he is also the CEO of RETONG.COM., as well as the Chairman of Harbin Zhonghelida Technology Corporation, Heilongjiang Retong Advertising Co., Ltd. and Heilongjiang Wantong Telecommunication Project Co., Ltd. Mr. Yu is a member of the Council of China Harbin Advertising Association and a Director of the China Internet Network Association. Mr. Yu holds a degree in Business Administration from the Harbin University of Science and Technology. He is the owner of 38,050,000 shares of the Registrant, representing 66% of the outstanding shares of common stock.

     Mr. Chunquin Wang - Vice Chairman of the Board and Chief Financial Officer. He is 46 years old. Mr. Wang holds a Certificate of Senior Accountant. Mr. Wang has extensive experience in financial management. Prior to joining the Registrant, from 1986 to 1989, he served as a Financial Director for Harbin Battery Manufacturing Company. From 1989 to 1992, he was a Financial Director with Harbin Tianrun Chemical Joint-Stock Company. From 1992 to 2001, he assumed the CFO position for Tianrun Group. Since 2001, he has been the CFO with Zelda. Mr. Wang is a graduate in industrial accounting from the Harbin College of Economic Carde Management. He doesn't own any shares of the Registrant.

     Mr. Yuhong Yang - Director and Vice President. He is 40 years old. Before joining the Registrant, Mr. Yang was the Managing Director and Chief Editor of the Qitaihe Evening Paper, a Vice President with the Orient Realty Development Co., Ltd. and the President of Harbin Runtong Group. He is also a member of the Council of Heilongjiang Young Enterpriser Association. Mr. Yang is a specialist in capital deployment and asset management, and is excellent in human resource cultivation. He earned his Master of Business Administration from Hong Kong Public University. He doesn't own any shares of the registrant

     Mr. Yanzhi Liu - Director. Mr. Liu is 37 years old. He is a graduate in computer science, and holds a Certificate of Senior Engineer. Mr. Liu served as a Technical Manager for the Thermodynamic Company of the Harbin Power Station Group, and as the Technical Manager for the Heilongjiang Wantong Telecom Project Company. He is a specialist in telecommunications and trouble shooting. He doesn't own any shares of the registrant

     Mr. Yuzhong Wu - Director. Mr. Wu is 35 years old. He is a graduate in enterprise management and a Certificate holder of Economist. Mr. Wu was a Marketing Manager for Harbin Kaida Wood Products Company, and later was an Administration Officer and Strategic Planning Manager for Heilongjiang Retong
Advertising Co., Ltd. Mr. Wu has planned many provincial and municipal activities. He doesn't own any shares of the registrant


Change  of  Control.
-------------------

     There has been a change in the majority of the directors of the Registrant and, as a result, there has been a change of control of the Registrant within the meaning of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). However, since the Registrant is not registered under the Securities Exchange Act of 1934, as amended, there is no obligation on the Registrant to prepare and file with the Commission and mail to shareholders an Information Statement on Schedule 14F-1 with respect to such change of control.

     As a result of the completion of the acquisition of Zelda, a Form 8-K/A with audited financial statements of Zelda and proforma combined financial statements will be filed within 71 calendar days of the date of this Report as required by Item 9.01 of Form 8-K.

ITEM  8.01  OTHER  EVENTS.

As part of the exchange transaction, ABC Realty gave notice of and held a special shareholders' meeting on November 11, 2004, in connection with (i) a proposal to amend its articles of incorporation to change the name of ABC Realty from "ABC Realty Co." to "China Education Alliance, Inc.", which was approved by a majority of the shareholders entitled to vote on the record date, (ii) a proposal to amend its articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000, which was approved by a majority of the shareholders entitled to vote on the record date, and (iii) a proposal to amend Article III, Section 3 of ABC Realty's By-Laws to provide that the number of directors shall be not less than one (1) nor more than seven (7), which was also approved by a majority of the shareholders entitled to vote on the record date. The two proposals which involved an amendment to ABC Realty's articles of incorporation became effective on November 17, 2004, upon filing of Articles of Amendment with the Secretary of State of the State of North Carolina. The amendment to ABC Realty's By-Laws was effective upon passage by the required shareholder vote at the special shareholders' meeting. The Registrant currently has 2'915,000 issued and outstanding shares of common stock (without counting the new 55,000,000 share issuance) that trade on the Over-The-Counter Bulletin Board under the symbol "CEDA".

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CHINA  EDUCATION  ALLIANCE,  INC.


By  /s/  Xigun  Yu
         Xiqun  Yu
         Chairman


Dated:  December  14,  2004





                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------



EXHIBIT  10.1  Plan  of  Exchange,  dated  September  15,  2004